UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2015 (October 13, 2015)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The following documents were entered into in connection with the Exchange Offers (as defined below). The Amendments (as defined below) contained in the Supplements (as defined below) become operative only upon the consummation of the Exchange Offers. The conditions for consummation of the Exchange Offers, which include, among other things, the valid tender and acceptance of at least 95% of each series of Existing Notes (as defined below), have not yet been satisfied. The Exchange Offers will expire at 11:59 p.m., New York City time, on October 27, 2015, unless extended or earlier terminated. We are continuing to negotiate with holders of the Existing Notes, but there can be no assurance that the conditions for consummation of the Exchange Offers will be satisfied before the expiration of the Exchange Offers. If the Exchange Offers are not consummated, the Existing Debt Agreements (as defined below) will remain in effect in their current forms and the Amendments will be null and void by their terms.

As used herein, the terms “Affinion,” “we,” “us,” “our” and the “Company” refer to Affinion Holdings and its consolidated subsidiaries.

Supplements

On October 19, 2015, (i) Affinion Group Holdings, Inc., a Delaware corporation (“Affinion Holdings”), entered into Supplemental Indenture No. 1 (the “Holdings Supplemental Indenture”) between Affinion Holdings and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Existing Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), to the indenture, dated as of December 12, 2013 (the “Existing Holdings Indenture”), between Affinion Holdings, the Existing Trustee and the Collateral Agent, relating to Affinion Holdings’ 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “Existing Holdings Notes”), (ii) Affinion Investments, LLC, a Delaware limited liability company (“Affinion Investments”), entered into Supplemental Indenture No. 1 (the “Investments Supplemental Indenture” and, together with the Holdings Supplemental Indenture, the “Supplemental Indentures”) among Affinion Investments, Affinion Investments II, LLC, a Delaware limited liability company (“Affinion Investments II”), as guarantor, and the Existing Trustee, to the indenture, dated as of December 12, 2013 (the “Existing Investments Indenture” and, together with the Existing Holdings Indenture, the “Existing Indentures”), among Affinion Investments, Affinion Investments II and the Existing Trustee, relating to Affinion Investments’ 13.50% Senior Subordinated Notes due 2018 (the “Existing Investments Notes” and, together with the Existing Holdings Notes, the “Existing Notes”), and (iii) Affinion Group, Inc., a Delaware corporation (“Affinion Group”), entered into Supplement No. 4 (the “AGI Supplement” and, together with the Supplemental Indentures, the “Supplements”) among Affinion Group and the subsidiary guarantors named therein, to the note agreement, dated as of December 12, 2013 (as supplemented to the date hereof, the “Existing Note Agreement” and, together with the Existing Indentures, the “Existing Debt Agreements”), among Affinion Group, the subsidiary guarantors named therein, Wilmington Trust, National Association, as Holder Agent, Wells Fargo Bank, National Association, as the New Investments Notes Representative, and the holders party thereto, relating to Affinion Group’s 13.50% Senior Subordinated Notes due 2018 (the “AGI Subordinated Notes”).

The Holdings Supplemental Indenture amends the Existing Holdings Indenture by (a) eliminating substantially all of the restrictive covenants and certain of the default provisions in the Existing Holdings Indenture, and (b) releasing the collateral securing the Existing Holdings Notes, in each case as described below (the “Holdings Amendments”). The Investments Supplemental Indenture amends the Existing Investments Indenture by eliminating substantially all of the restrictive covenants and certain of the default provisions in the Existing Investments Indenture, as described below (the “Investments Amendments”). The AGI Supplement amends the Existing Note Agreement by (a) eliminating substantially all of the restrictive covenants and certain of the default provisions in the Existing Note Agreement, and (b) permitting the repurchase and cancellation of the AGI Subordinated Notes by Affinion Group in the same aggregate principal amount as the aggregate principal amount of Existing Investments Notes repurchased or redeemed by Affinion Investments at any time, including pursuant to the Exchange Offers (as defined below), in each case as described below (the “AGI Amendments” and, together with the Holdings Amendments and Investments Amendments, the “Amendments”).

The Existing Holdings Indenture provides that a supplemental indenture of this type may be entered into (a) with respect to eliminating substantially all of the restrictive covenants and certain of the default provisions, upon receipt of consents from holders representing at least a majority of the outstanding principal amount of Existing Holdings Notes and (b) with respect to releasing the collateral securing the Existing Holdings Notes, upon receipt of consents from holders representing at least two-thirds of the outstanding principal amount of the Existing Holdings Notes, in each case excluding Existing Holdings Notes held by Affinion Holdings or its affiliates. Each of the Existing Investments Indenture and the Existing Note Agreement provides that supplemental agreements of these types may be entered into upon receipt of consents from holders representing a majority in principal amount of the Existing Investments Notes, excluding Existing Investments Notes held by Affinion Investments or its affiliates. Prior to the execution of the Supplements, we solicited and received the required consents to the Amendments in connection with the offers to exchange and consent solicitations for the outstanding Existing Notes (the “Exchange Offers”).

The Amendments become operative only upon the consummation of the Exchange Offers. The conditions for consummation of the Exchange Offers have not yet been satisfied, and the Exchange Offers will expire at 11:59 p.m., New York City time, on October 27, 2015, unless extended or earlier terminated. We are continuing to negotiate with holders of the Existing Notes, but there can be no assurance that the conditions for consummation of the Exchange Offers will be satisfied before the expiration of the Exchange Offers. If the Exchange Offers are not consummated, the Existing Debt Agreements will remain in effect in their current forms and the Amendments will be null and void by their terms.

Copies of the Supplements are attached hereto as Exhibits 4.1, 4.2 and 4.3 and incorporated herein by reference. The foregoing description of the Supplements is qualified in its entirety by reference to the full text of the Supplements.

Amendment to the Support Agreement

On October 13, 2015, Affinion Holdings, Affinion Group, Affinion Investments, Affinion Investments II and Affinion International Holdings Limited, a limited company incorporated under the laws of England and Wales (“Affinion International”), entered into an Amendment (the “Amendment”) to the Support Agreement (the “Support Agreement”), dated as of September 29, 2015, among Affinion Holdings, Affinion Group, Affinion Investments, Affinion Investments II, Affinion International and holders of Existing Notes (the “Significant Holders”). The Amendment, which was signed by the required Significant Holders, approves, among other things, (1) the extension of the Consent Time to 11:59 p.m., New York City time, on October 14, 2015 and (2) certain amendments to the terms of the indenture relating to Affinion International’s 7.5% Cash/PIK Senior Notes due 2018 (the “New International Notes”), to be issued in connection with Affinion Holdings’ and Affinion International’s previously announced rights offering.

Item 8.01.	Other Events.

On October 14, 2015, Affinion Holdings issued a press release announcing the extension of the Consent Time and the results of the Exchange Offers as of 11:59 p.m., New York City time, on October 13, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On October 15, 2015, Affinion Holdings issued a press release announcing the results of the Exchange Offers as of 11:59 p.m., New York City time, on October 14, 2015 and the expiration of the Consent Time. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Supplemental Indenture No. 1 dated October 19, 2015, to the Existing Holdings Indenture

4.2	Supplemental Indenture No. 1 dated October 19, 2015, to the Existing Investments Indenture

4.3	Supplement No. 4 dated October 19, 2015, to the Existing Note Agreement

99.1	Press Release issued by Affinion Group Holdings, Inc. dated October 14, 2015

99.2	Press Release issued by Affinion Group Holdings, Inc. dated October 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: October 19, 2015	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: October 19, 2015	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

4.1	Supplemental Indenture No. 1 dated October 19, 2015, to the Existing Holdings Indenture

4.2	Supplemental Indenture No. 1 dated October 19, 2015, to the Existing Investments Indenture

4.3	Supplement No. 4 dated October 19, 2015, to the Existing Note Agreement

99.1	Press Release issued by Affinion Group Holdings, Inc. dated October 14, 2015

99.2	Press Release issued by Affinion Group Holdings, Inc. dated October 15, 2015